UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 19, 2005


                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


      0-20033                                            84-1084784
      -------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
               (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant.

         Franklin Griffith & Associates, Certified Public Accountants, the auditor of AmeriResource Technologies, Inc. (the "Company"), recently reorganized by way of a merger and now operates as DeJoya Griffith & Associates, Certified Public Accountants. On October 17, 2005, the Company authorized DeJoya Griffith & Associates to continue as the Company's independent auditor for the fiscal year ended December 31, 2005.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of October 2005.

                                            AmeriResource Technologies, Inc.


                                            By: /s/ Delmar Janovec
                                                ------------------
                                                AmeriResource Technologies, Inc.
                                                By: Delmar Janovec, President

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